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                             METRIS COMPANIES INC.

                   NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

                    NON-QUALIFIED STOCK OPTION AGREEMENT
                         MADE AS OF ______________

     THIS AGREEMENT, made as of ___________, by and between Metris Companies Inc., a Delaware corporation (the "Company"), and name ("Optionee").

     WHEREAS, the Company has adopted the Metris Companies Inc. Nonemployee Director Stock Option Plan (the "Plan"), which provides for the grant of stock options to nonemployee directors of the Company; and

     WHEREAS, Optionee is currently a nonemployee director of the Company eligible to participate in the Plan.

     NOW THEREFORE, in consideration of the agreements herein set forth, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Optionee, effective as of __________ (the "Date of Grant"), the right and option (the "Option") to purchase an aggregate of ___________ shares (the "Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock), subject to the terms and conditions set forth herein and in the Plan. This Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     2. OPTION PRICE. The purchase price of the Shares subject to the Option (the "Option Price") shall be $ _____ per share, subject to adjustment as provided herein.

     3.     TERM OF OPTION; TIME OF EXERCISE.

     3.1    The term of the Option shall be for a period of  _______ years from the Date of Grant.  The Option shall be exercisable with respect to
_______________________________________________________________________________
provided that the Plan shall have received shareholder approval at the next annual meeting of the shareholders of the Company.

     3.2 This Option shall not under any circumstances be exercisable after, and this Agreement and Option shall terminate as to all unexercised Shares at, 5:00 p.m. (Minnesota time) on the date that is _______ years from the Date of Grant (the "Expiration Date"), unless terminated prior thereto pursuant to the provisions of Section 5 hereof.

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     3.3    Notwithstanding the vesting provisions contained in Section 3.1 hereof, but subject to the other terms and conditions set forth herein, the Option may be exercised in full immediately following the date of a "Change in Control" (as hereinafter defined) provided the Plan has received Shareholder approval. For purposes of this Agreement, the following terms shall have the definitions set forth below:

     (a)    "Change in Control" shall mean:

     (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; or

     (ii) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Fingerhut Companies, Inc. or any of its affiliates that such person has become the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; PROVIDED, HOWEVER, that notwithstanding the foregoing, no Change of Control shall be deemed to have occurred for purposes of this Agreement by reason of ownership of 30% or more of the total voting capital stock of the Company then issued and outstanding by any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan (any such person or entity described in this proviso is referred to herein as a "Company Entity"); or

     (iii) the announcement of a tender offer by any person or entity (other than a Company Entity) for 30% or more of the Company's voting capital stock then issued and outstanding, which tender offer has not been approved by the Board of Directors, a majority of the members of which are Continuing Directors (as hereinafter defined), and recommended to the shareholders of the Company; or

     (iv) the Continuing Directors (as hereinafter defined) cease to constitute a majority of the Company's Board of Directors; or

     (v) the shareholders of the Company approve (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger;
(y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (z) any plan of liquidation or dissolution of the Company.

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     (b)    "Continuing Director" shall mean any person who is a member of the
Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined below) or an Affiliate or Associate (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (x) was a member of the Board of Directors on the date of this Agreement as first written above or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this subparagraph (ii), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, but shall not include any Company Entity; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     4.     EXERCISE OF OPTION.

     4.1 Subject to the terms and conditions of the Plan and this Section 4, this Option may be exercised by Optionee, Optionee's Representative (as defined in Section 5) or any transferree permitted by Section 6 in whole or in part by written notice to the Company at its principal executive office in St. Louis Park, Minnesota addressed to the attention of its General Counsel. Such notice shall specify Optionee's election to exercise this Option and the number of Shares in respect of which it is being exercised, and shall be signed by Optionee. The Company shall not, however, be required to sell or issue any Shares pursuant to this Option if the issuance of such Shares would constitute a violation by Optionee or the Company of any applicable law or regulation of any governmental authority.

     4.2 Notice of exercise of the Option by Optionee shall be accompanied by payment of the full Option Price of the Shares as to which the Option is to be exercised. The Company shall issue and deliver a certificate or certificates representing such Shares as soon as practicable after such notice and payments are received. Payment of such Option Price shall be made in cash or check payable to the order of the Company or, in lieu thereof, if the Board of Directors in its sole discretion at the time of exercise so permits, by tendering to the Company shares of common stock of the Company having a fair market value equal to the Option Price. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of Optionee (or Optionee's Representative (as defined in Section 5)) or Optionee's transferee as provided in Section 6 or at the direction of Optionee or such Representative or transferee and shall be delivered as aforesaid to or upon the written order of such person or persons. In the event that the Option shall be exercised by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the authority and right of such person or persons to exercise the Option. All Shares purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

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     5.     TERMINATION OF OPTION.  This Option shall terminate and may no longer be exercised if Optionee ceases to be a member of the Board of Directors of the Company except:

     (a) If Optionee shall cease to be a director of the Company for any reason other than Optionee's gross and willful misconduct or Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), Optionee shall have the right to exercise the Option at any time within seven months after such termination of directorship to the extent of the full number of shares Optionee was entitled to purchase under the Option on the date of termination, subject to the condition that this Option shall not be exercisable after the expiration of the term of this Option.

     (b) If Optionee shall cease to be a director of the Company by reason of Optionee's gross and willful misconduct during the course of Optionee's service as a director of the Company, including but not limited to wrongful appropriation of funds of the Company, or the commission of a gross misdemeanor or felony, this Option shall be terminated as of the date of the misconduct.

     (c) If Optionee shall die while serving as a director of the Company or within seven months after termination of Optionee's directorship for any reason other than gross and willful misconduct, or become disabled (within the meaning of Section 22(e)(3) of the Code), while serving as a director of the Company and Optionee shall not have fully exercised this Option, this Option may be exercised at any time within 12 months after Optionee's death or disability by Optionee's personal representatives, administrators, or, if applicable, guardian or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution (Optionee's "Representative") or the provisions of Section 6, to the extent of the full number of shares Optionee was entitled to purchase under this Option on the date of Optionee's death, disability, or termination or directorship, if earlier, and subject to the condition that this Option shall not be exercisable after the expiration of the term of this Option.

     6. TRANSFERABILITY OF OPTION. During the lifetime of Optionee, neither this Option nor any interest herein may be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except that this Option shall be transferable by the Optionee;

            (i)     By will or by the laws of descent and distribution.

            (ii) To any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law of Optionee, including adoptive relationships ("immediate family members").

            (iii) To trusts for the benefit of immediate family members of Optionee.

Except as provided in Section 5(c) hereof with respect to disability of the Optionee, and except if this Option has been transferred in accordance with the provisions of this Section 6, during Optionee's lifetime this Option shall be exercisable only by Optionee.

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     7.     ADJUSTMENTS FOR CHANGES IN COMMON STOCK.

     7.1 In the event that the outstanding shares of Common Stock (other than shares held by dissenting shareholders) shall be changed into, or exchanged for, a different number or kind of shares of Common Stock or other securities of the Company, or, if further changes or exchanges of any Common Stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise), then for each Share subject to the Option, there shall be substituted and exchanged therefor the number and kind of shares of Common Stock or other securities into or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or exchanged. If in the event of any such changes or exchanges in order to prevent dilution or enlargement of rights under this Agreement, it is necessary to make an adjustment in the number, kind, or option exercise price of the Shares then subject to the Option, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of this Agreement.

     7.2 All adjustments made pursuant to the provision of this Section 7 shall be made by the Board of Directors, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     8. RIGHTS AS A SHAREHOLDER. No rights of a shareholder of the Company shall attach to Optionee with respect to any of the Shares until this Option shall be duly exercised as to such Shares and Optionee shall have become the holder of record of such Shares. No adjustments shall be made for cash dividends or other distributions or rights as to which there is a record date preceding the date that Optionee becomes the holder of record of such Shares.

     9. SECURITIES LAW COMPLIANCE. The exercise of all or any portion of this Option shall only be effective at such time that the sale of Common Stock issued pursuant to such exercise will not violate any state or federal securities or other laws. The Company is under no obligation to effect any registration of the stock subject to the Option under the Securities Act of 1933 or to effect any state registration or qualification of such Common Stock. The Company may, in its sole discretion, defer the effectiveness of any full or partial exercise of the Option in order to ensure that the issuance of stock upon exercise will be in compliance with federal or state securities laws and the rules of the NASDAQ or any exchange upon which the Company's Common Stock is traded.

     10. SEVERABILITY. It is intended that each provision of this Agreement shall be viewed as separate and divisible. In the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions of this Agreement shall continue to be in full force and effect.

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     11.    GOVERNING LAW.    The place of administration of the Plan and this
Agreement shall be in the State of Minnesota. The corporate law of the State of Delaware shall govern issues relating to the validity and issuances of Shares. Otherwise this Agreement shall be construed and administered in accordance with the laws of the State of Minnesota, without giving effect to principles relating to conflict of laws.


     12. FURTHER ASSURANCES. Upon the exercise of the option by Optionee or at such subsequent date as either the Company or Optionee may reasonably request, each party hereto agrees to execute and deliver such further instruments and to take such other action as shall be reasonably required to carry out the intent and purposes of this Agreement.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     14. NOTICES. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivered personally or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows and shall be deemed to have been given upon delivery to the addressee:

                    To the Company:

                    Metris Companies Inc.
                    600 South Highway 169, Suite 1800
                    St. Louis Park, MN 55341
                    Attention:  General Counsel

                    To Optionee:

                    At Optionee's residence address listed in the Company's
            records.

Notice of a change in address of one of the parties hereto shall be given in writing to the other party as provided above, but shall be effective only upon actual receipt.

     15. AMENDMENT. This Agreement may not be amended or modified by the parties hereto in any manner, except by a written instrument signed by both parties hereto.

     16. BINDING EFFECT: ASSIGNMENT. This Agreement shall be binding upon the heirs, successors and assigns of the parties hereto. This Agreement shall not be assigned by either party hereto without the express written consent of the other party.

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     17.    ENTIRE AGREEMENT.  The Plan, the rules adopted by the Board of
Directors from time to time and this Agreement constitute, except as to any written agreement between the parties hereto which specifically references this
Section 17, the entire understanding between the parties hereto with respect to the matters covered herein and supersede all previous written, oral or implied understandings between the parties hereto with respect to the subject matter hereof.

     18.    MISCELLANEOUS.

     (a) This Option is issued pursuant to the Plan and is subject to its terms. The Plan is available for inspection during business hours at the principal office of the Company.

     (b) Neither the Plan, nor the granting of this Option or any other option, nor this Agreement, nor any action taken pursuant to the Plan or this Agreement, shall constitute, or be evidence of, any agreement or understanding, express or implied, that the Company will retain Optionee as a director for any period of time, or at any particular rate of compensation. Optionee shall have no rights as a shareholder with respect to shares covered by this Option until the date of the issuance of a stock certificate therefor following due and proper exercise of this Option.

     (c) The exercise of all or any part of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws. The Company may, in its sole discretion, defer the effectiveness of any full or partial exercise of this Option in order to allow the issuance of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Common Stock to be issued upon exercise of this Option or to effect similar compliance under any state laws. The Company shall inform Optionee in writing of its decision to defer the effectiveness of the exercise of this Option. During the period that the effectiveness of the exercise of this Option has been deferred, Optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

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     (d)  In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of this Option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee. If the Company elects to take any such action, Optionee shall be required to provide the Company with cash (and not shares of Common Stock or any other form of consideration) for the satisfaction of such withholding or collection.




             IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.



                                                 METRIS COMPANIES INC.


                                                 By
                                                   ----------------------------
                                                   Name
                                                       ------------------------
                                                   Its
                                                      -------------------------



                                                 ------------------------------
                                                 Optionee

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